UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 30, 2011

Griffin-American Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 MacArthur Boulevard, West Tower, Suite 200, Newport Beach, California		92660
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 270-9200

Grubb & Ellis Healthcare REIT II, Inc., 1551 N. Tustin Ave., Suite 300, Santa Ana, CA 92705
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP

On January 3, 2012, Griffin-American Healthcare REIT II, Inc.’s (the "Company") operating partnership filed an Amendment to the Certificate of Limited Partnership with the Delaware Department of State to change the name of the Company’s operating partnership from Grubb & Ellis Healthcare REIT II Holdings, LP to Griffin-American Healthcare REIT II Holdings, LP. On January 4, 2012, the Company, as the sole general partner of the operating partnership, and Griffin-American Healthcare REIT Advisor, LLC (the "Advisor") entered into an Amendment to Agreement of Limited Partnership (the "LP Amendment"). The LP Amendment reflects the name change of the Company and its operating partnership, replaces the definition of "Advisor" with Griffin-American Healthcare REIT Advisor, LLC, admits the Advisor as an additional limited partner of the Company’s operating partnership, revises the method of calculation of certain distributions under the Agreement of Limited Partnership to take into account distributions, if any, that may be paid to the Company's former advisor and amends or adds certain other definitions in the Agreement of Limited Partnership.

The material terms of the LP Amendment are qualified in their entirety by the agreement incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

FOURTH ARTICLES OF AMENDMENT

The Company’s board of directors adopted an amendment to the Company’s charter (the "Charter Amendment") to change the Company’s corporate name in Article I of the Company’s charter from Grubb & Ellis Healthcare REIT II, Inc. to Griffin-American Healthcare REIT II, Inc. The Charter Amendment was filed with the Maryland State Department of Assessments and Taxation on January 3, 2012.

A copy of the Charter Amendment is incorporated by reference to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

AMENDMENT TO BYLAWS

In accordance with the change of the Company’s corporate name from Grubb & Ellis Healthcare REIT II, Inc. to Griffin-American Healthcare REIT II, Inc., the Company’s board of directors adopted an Amendment to Bylaws to change the name in the title of the Bylaws from Grubb & Ellis Healthcare REIT II, Inc. to Griffin-American Healthcare REIT II, Inc.

A copy of the Amendment to Bylaws is incorporated by reference to this Current Report on Form 8-K as Exhibit 3.2 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

FINRA "NO OBJECTIONS" LETTER

On January 3, 2012, the Company issued a press release regarding the Financial Industry Regulatory Authority’s issuance of a "no objections" letter to Griffin Capital Securities, Inc. relating to its role as the Company’s replacement dealer manager and the Company's plans to file a post-effective amendment to its Registration Statement on Form S-11 with the U.S. Securities and Exchange Commission. The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01 Other Events.

STOCK PURCHASE AGREEMENTS

On December 30, 2011, Jeffrey T. Hanson, the Company’s Chairman of the Board of Directors and Chief Executive Officer and a principal of American Healthcare Investors LLC ("American Healthcare Investors"), one of the Company’s co-sponsors, Danny Prosky, the Company’s President and Chief Operating Officer and a principal of American Healthcare Investors, and Mathieu B. Streiff, the third principal of American Healthcare Investors, each adopted stock purchase plans (the "Plans"), effective January 1, 2012. Pursuant to the Plans, Mr. Hanson, Mr. Prosky and Mr. Streiff have irrevocably agreed to invest 100%, 50.0% and 50.0%, respectively, of all of their net after-tax salary and cash bonus compensation that is paid on or after February 1, 2012 as employees of American Healthcare Investors directly into the Company by purchasing shares of the Company’s common stock beginning with their regularly scheduled payroll payment on February 15, 2012 and terminating on the earlier of (i) December 31, 2012, (ii) the termination of the Company’s initial public offering, (iii) any suspension of the Company’s initial public offering by the Company’s board of directors or a regulatory body, or (iv) the date upon which the number of shares of the Company’s common stock owned by Mr. Hanson, Mr. Prosky or Mr. Streiff, when combined with all their other investments in the Company’s common stock, exceeds the ownership limits set forth in the Company’s charter. The shares will be purchased pursuant to the Company’s registered public offering at a price of $9.00 per share, reflecting the elimination of selling commissions and the dealer manager fee in connection with such transactions.

The information furnished under this Item 8.01 of this Current Report on Form 8-K, including Exhibits 99.2, 99.3 and 99.4, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Fourth Articles of Amendment to Second Articles of Amendment and Restatement, dated January 3, 2012 (included as Exhibit 3.5 to our Registration Statement on Form S-11 (File No. 333-158111) filed January 4, 2012 and incorporated herein by reference).

3.2 Amendment to Bylaws of Grubb & Ellis Healthcare REIT II, Inc. dated January 3, 2012, included as Exhibit 3.7 to our Registration Statement on Form S-11 (File No. 333-158111) filed January 4, 2012 and incorporated herein by reference).

10.1 Amendment to Agreement of Limited Partnership of Grubb & Ellis Healthcare REIT II Holdings, LP, dated January 4, 2012, included as Exhibit 10.224 to our Registration Statement on Form S-11 (File No. 333-158111) filed January 4, 2012 and incorporated herein by reference).

99.1 Griffin-American Healthcare REIT II, Inc. Press Release dated January 3, 2012.

99.2 Executive Stock Purchase Plan adopted by Jeffrey T. Hanson, dated December 30, 2011.

99.3 Executive Stock Purchase Plan adopted by Danny Prosky, dated December 30, 2011.

99.4 Stock Purchase Plan adopted by Mathieu B. Streiff, dated December 30, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT II, Inc.

January 4, 2012	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Griffin-American Healthcare REIT II, Inc. Press Release dated January 3, 2012
99.2	Executive Stock Purchase Plan adopted by Jeffrey T. Hanson, dated December 30, 2011
99.3	Executive Stock Purchase Plan adopted by Danny Prosky, dated December 30, 2011
99.4	Stock Purchase Plan adopted by Mathieu B. Streiff, dated December 30, 2011